Exhibit 99. Additional Exhibits.


99.1 Form 11-K Annual Report of The Rouse Company Savings Plan for the year ended December 31, 2001.

99.2           Factors affecting future operating results.

Exhibit 99.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 11-K

[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the fiscal year ended December 31, 2001 or

[_] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the transition period from ______ to ______


                         Commission File Number 0-1743
                                                ------

A.   Full title of the plan and address of the plan:

     The Rouse Company Savings Plan
     c/o Human Resources Division
     The Rouse Company Building
     10275 Little Patuxent Parkway
     Columbia, Maryland 21044

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive offices:

     The Rouse Company
     The Rouse Company Building
     10275 Little Patuxent Parkway
     Columbia, Maryland 21044

                              REQUIRED INFORMATION

Since The Rouse Company Savings Plan (the "Plan") is subject to the Employee Retirement Income Security Act of 1974, the Plan financial statements for the fiscal year ended December 31, 2001 will be filed on or before June 28, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the Plan) have duly caused this annual report to be signed by the undersigned hereunto duly authorized.

      THE ROUSE COMPANY SAVINGS PLAN
      ------------------------------

Date: March 22, 2002                       By /s/ Kathleen M. Hart
      ---------------                          --------------------------------
                                               Kathleen M. Hart, Administrator

                                           and

Date: March 22, 2002                       By /s/ Jeffrey H. Donahue
      ---------------                          --------------------------------
                                               Jeffrey H. Donahue, Trustee